UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: March 24, 2005

(Date of earliest event reported)

Maine & Maritimes Corporation

(Exact name of registrant as specified in its charter)

ME	333-103749	30-0155348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 789

(Address of principal executive offices)

04769

(Zip Code)

207-760-2499

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Maine & Maritimes Corporation Releases Fourth Quarter 2004 Results.

Item 9.01. Financial Statements and Exhibits

(a)  Financial statements:

None.

(b)  Pro forma financial information:

None.

(c)  Exhibits:

Press Release dated March 24, 2004, announcing fourth quarter 2004 results for Maine & Maritimes Corporation.

99.1  Press Release of Maine & Maritimes Corporation dated March 24, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2005
MAINE & MARITIMES CORPORATION
By: /s/ J. Nicholas Bayne
J. Nicholas Bayne
President and CEO

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 24, 2005